                                                                    Exhibit 10.3


                                WARRANT AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                                 C ME RUN CORP.

                            Warrant for the Purchase
                            of Shares of Common Stock

January 28, 2000                                                  400,000 Shares

            FOR VALUE RECEIVED, C Me Run Corp., a Delaware corporation (the "Company"), hereby certifies that Thomson Kernaghan & Co. Limited, an Ontario corporation (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the applicable Exercise Period (as hereinafter defined) the number of fully paid and nonassessable shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), set forth above at the applicable Exercise Price (as hereinafter defined).

            The number and character of shares of Common Stock or other securities to be received upon exercise of this Warrant are subject to adjustment in accordance with the provisions herein (including without limitation Sections 7 and 8).

            For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to
Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

            Section 1. Exercise of Warrant. This Warrant may be exercised, as a whole or in part, at any time or from time to time during the applicable Exercise Period (as hereinafter defined) or, if such day is a day on which banking institutions in New York City are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office at the address set forth on the signature page hereof (or at such other address as the Company may hereafter notify the Holder in writing), or at the office of its stock transfer agent or warrant agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the aggregate applicable Exercise Price in lawful money of the United States of America in the form of a certified or cashier's check to the order of C Me Run Corp. or by wire transfer of same day funds, for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with the aggregate applicable Exercise Price (as hereinafter defined) for the number of Warrant Shares specified in such Purchase Form, at such office, or by the stock transfer agent or warrant agent of the Company, if any, at its office, the Company or the stock transfer agent or warrant agent, if any, shall issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the Warrant Shares. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the date of the surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder or its designee. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering a part of the Warrant having an aggregate Spread equal to the aggregate Exercise Price of the part Warrant being exercised. With respect to the Warrant, "Spread" means the Current Market Value of the Warrant Shares issuable upon exercise of such part of the Warrant less the Exercise Price of such part of the Warrant, in each case as adjusted as provided herein.

            Section 2. Exercise Period and Exercise Price.

                  (a) This Warrant shall be exercisable during the period (the "Exercise Period") beginning the date of execution of this Warrant Agreement (the "Initial Exercise Date") and ending at 5:00 p.m. (New York City time) on a date forty-eight (48) months from the execution of this Warrant Agreement (the "Termination Date").

                  (b) "Exercise Price" means $2.50 per share, subject to adjustment as herein provided.

            Section 3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

            Section 4. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

            (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

            (ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the 10 consecutive trading days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than 10 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the closing price on the primary exchange on which the Common Stock is then listed, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and
      (D) if there are no bid and asked prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

            Section 5. Exchange, Transfer, Assignment or Loss of Warrant.

                  (a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

                  (b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

                  (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

            Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

            Section 7. Antidilution Provisions and Other Adjustments.

                  (a) Special Definitions. For purposes of this Section 7, the following definitions shall apply:

            (i) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            (ii) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

            (iii) "Original Issue Date" shall mean the Initial Exercise Date.

            (iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock (i) issued (or, pursuant to Section 6(c)(iii), deemed to be issued) by the Company after the Original Issue Date, or (ii) sold or exchanged by the Company in conjunction with an acquisition of the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                  (A) upon exercise of this Warrant;

                  (B) to employees, officers or directors of, or consultants to, the Company pursuant to a stock grant, option plan, purchase plan or other employee stock incentive program (collectively, the "Plans") or any other agreement so long as any such Plans or agreements are unanimously approved by the Board;

                  (C) by way of dividend or other distribution on shares of
            Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A) and (B) or on shares of Common Stock so excluded;

                  (b) No Adjustment of Exercise Price. No adjustment in the Exercise Price for the Warrant Shares shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price for such Warrant Shares in effect on the date of, and immediately prior to such issue, for such Warrant Share.

                  (c) Deemed Issue of Additional Shares of Common Stock. In the event that the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7(e) hereof) of such Additional Shares of Common Stock would be less than the Exercise Price for the Warrant Shares in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

            (i) no further adjustment in the Exercise Price for the Warrant Shares shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price for the Warrant Shares computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

            (iii) on the expiration or cancellation of any Options or the termination of the right to convert or exchange any Convertible Securities which shall have not been exercised, if the Exercise Price shall have been adjusted upon the original issuance thereof or shall have been subsequently adjusted pursuant to clause (ii) above, the Exercise Price shall be recomputed as if:

                  (A) in the case of Convertible Securities or Options for
            Common

            Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance of all such Convertible Securities which were actually converted or exchanged plus the consideration actually received by the Company upon such conversion or exchange, if any, and

                  (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issuance of the Convertible Securities with respect to which such Options were actually exercised;

            (iv) no readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Exercise Price to an amount which exceeds the Exercise Price on the original adjustment date.

                  (d) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event that the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(c)) without consideration or for a consideration per share less than the Exercise Price of any Warrant Shares in effect on the date of and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price (calculated to the nearest cent) determined by multiplying the Exercise Price by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price and (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of Common Stock so issued; provided that, for the purposes of this Section 7(e), all shares of Common Stock issuable (i) upon exercise of this Warrant, (ii) upon conversion of all outstanding Convertible Securities, and (iii) upon the exercise of all outstanding Options, shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 6(c)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding. If such Additional Shares of Common Stock are issued for no consideration, then the consideration per share shall be deemed to be $0.01.

                  (e) Determination of Consideration. For purposes of this
Section 7, the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

            (i) Cash and Property. Such consideration shall:

                  (A) insofar as it consists of cash, be computed as the
            aggregate amount of cash received by the Company;

                  (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issuance as determined in good faith by the Board; and

                  (C) in the event that Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
            (A) and (B) above, as determined in good faith by the Board.

            (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                  (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                  (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (f) Adjustments for Stock Dividends, Subdivisions, Combinations, or Consolidations. In the event that the Company shall pay a stock dividend on the Common Stock, or the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by reclassification, stock split or otherwise, into a greater or lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such dividend, subdivision, combination or consolidation shall, concurrently with the effectiveness of such dividend, subdivision, combination or consolidation, be proportionately decreased or increased, as appropriate.

            Section 8. Reclassification. Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock, a change in the par value of the Common Stock or a transaction subject to Section 7) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the

Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 7(a).

            Section 9. Transfer to Comply with the Securities Act. Neither this Warrant, nor any of the Warrant Shares, nor any interest therein, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, as a whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this initial Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such exercise is registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear a legend substantially in the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT")) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after registration of such Warrant Shares under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 9 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. Warrant Shares sold pursuant to a Registration Statement under the Securities Act pursuant to Section 12, sold by the holder thereof in compliance with Rule 904 of the Securities Act or sold by the holder thereof in compliance with Rule 144 under the Securities Act shall thereafter cease to be deemed to be "Warrant Shares" for all purposes of this Warrant.

            Section 10. Listing on Securities Exchanges. On or before the Initial Exercise Date, the Company shall list on each national securities exchange on which any Common Stock may at any time be listed, including, for the purpose of this Section 10, the New York Stock Exchange, subject to official notice of issuance upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon exercise of this Warrant and the Company shall maintain, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company's expense.

            Section 11. Availability of Information. The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the holder of this Warrant and the holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 11 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

            Section 12. Registration Rights. Registration rights with respect to this Warrant and the Warrant Shares shall be governed by the Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Holder, as such agreement may be amended from time to time by the parties thereto in accordance with Section 3.04 thereof.

            Section 13. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

            Section 14. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

            Section 15. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

            Section 16. Notices. Unless otherwise provided in this Warrant, any notice or other communication or mailing required or permitted to be made or given to any party hereto pursuant to this Warrant shall be deemed made or given if delivered by hand on the date of such delivery to such party or, if mailed, on the fifth day after the date of mailing, if sent to such party by certified or registered mail or air mail, postage prepaid, addressed to it (in the case of the Holder) at its address at Thomson Kernaghan & Co. Limited, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Attention: President, or (in the case of the Company) at its address at C Me Run Corp., 5501 Lakeview Drive, Kirkland, Washington 98033, Attention: Chief Executive Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

            Section 17. Governing Law; Jurisdiction. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware; provided, however, (i) that if any provision of this Agreement is unenforceable under the laws of the State of Delaware, but is enforceable under the laws of the Province of Ontario, Canada, then such provision shall be governed by and interpreted in accordance with the laws of the Province of Ontario; and (ii) that the exemption from the registration requirements of the Securities Act for the sale shall be governed by Rule 903 of the Securities Act. The parties agree that the courts of the Province of Ontario, Canada, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          C ME RUN CORP.


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:

                          Acknowledgment and Agreement

      By signing below, the Holder of this Warrant does hereby acknowledge receipt hereof and does hereby agree to be bound by the terms and conditions hereof.

                                          THOMSON KERNAGHAN & CO.
                                          LIMITED


                                          By:  /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Name:
                                               Title:

            Section 17. Governing Law; Jurisdiction. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware; provided, however, (i) that if any provision of this Agreement is unenforceable under the laws of the State of Delaware, but is enforceable under the laws of the Province of Ontario, Canada, then such provision shall be governed by and interpreted in accordance with the laws of the Province of Ontario; and (ii) that the exemption from the registration requirements of the Securities Act for the sale shall be governed by Rule 903 of the Securities Act. The parties agree that the courts of the Province of Ontario, Canada, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          C ME RUN CORP.


                                          By:  /s/ Warren Talbot
                                               ---------------------------------
                                               Name:  Warren Talbot
                                               Title: President

                          Acknowledgment and Agreement

      By signing below, the Holder of this Warrant does hereby acknowledge receipt hereof and does hereby agree to be bound by the terms and conditions hereof.


                                          THOMSON KERNAGHAN & CO.
                                          LIMITED


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title: